UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2010 (August 27, 2010)

CORPORATE RESOURCE SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30734	80-0551965
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 Broadway, 11th Floor, New York, NY	10038
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     (646) 443-2380

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Agreement.

Acquisition of Tri-Overload Staffing Inc.

On August 27, 2010, Corporate Resource Services, Inc. (the “Company”), acquired Tri-Overload Staffing Inc. (“Tri-Overload”) from TS Staffing Corp. (“TS Staffing”) through a merger (the “Merger”) of Tri-Overload into Insurance Overload Acquisition Corp., a wholly-owned subsidiary of the Company.  Concurrent with the Merger, Insurance Overload Acquisition Corp. changed its name to Insurance Overload Services, Inc. (“Insurance Overload”).  On the same day and immediately prior to the Merger, the Company and Insurance Overload entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Tri-Overload and TS Staffing.  Tri-Overload is in the business of providing temporary and permanent employment services and related support services.

The Merger Agreement provides for a purchase price for Tri-Overload of $6,200,000, which was paid through the issuance of 8,589,637 shares of the Company's common stock to TS Staffing.  The shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”).  The number of shares issued was based upon a negotiated $0.7218 price per share for the Company's common stock that was determined using historical market prices.  The Merger Agreement also contained customary representations, warranties and covenants made by the parties thereto as well as certain indemnification obligations on the part of TS Staffing and its privately held affiliates.

The foregoing description of the Merger Agreement is qualified by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Cautionary Statement

The representations, warranties and covenants made by the parties in the Merger Agreement are qualified by information in disclosure schedules that the parties exchanged in connection with the execution of the Merger Agreement. Representations and warranties may be used as a tool to allocate risks between the parties, including where the parties do not have complete knowledge of all facts. Furthermore, those representations and warranties may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties to the Merger Agreement.

In connection with the entry into the Merger Agreement and the consummation of the Merger, the Company and TS Staffing entered into a Registration Rights Agreement, dated as of August 27, 2010.  Pursuant to the Registration Rights Agreement, TS Staffing has the right, subject to certain limits contained therein, to require the Company to file registration statements under the Securities Act, for the purpose of registering all or a portion of the unregistered shares of the Company's common stock held by TS Staffing, or to elect to have its unregistered shares of the Company's common stock included in a Securities Act registration statement that the Company intends to file for the registration of its own common stock for sale to the public.

TS Staffing is wholly-owned by Robert Cassera, a director of the Company.  Mr. Cassera owns Tri-State Employment Services, Inc. (“Tri-State”), which together with its affiliates is the beneficial owner of approximately 73% of the Company's outstanding shares of common stock, including the shares issued to TS Staffing in connection with the Company's acquisition of Tri-Overload.   Individuals affiliated with Tri-State comprise a majority of the Company's board of directors and two serve as officers of the Company.  Tri-State and the Company have entered into various transactions, as disclosed in the Company’s periodic and other reports filed with the Securities and Exchange Commission.

The Merger and related transactions were reviewed and approved by a special committee of the Company's board of directors, consisting of an independent director.  The special committee received a fairness opinion from The BVA Group LLC, which indicated that the Company's purchase price for Tri-Overload, as well as the price per share of the Company's common stock used to determine the number of shares to be issued to TS Staffing, was fair from a financial point of view to the unaffiliated stockholders of the Company.

Account Purchase Agreement

On August 27, 2010, Insurance Overload entered into an account purchase agreement (the “Account Purchase Agreement”) with Wells Fargo Bank, National Association (“Wells Fargo”) in order to provide financing to Insurance Overload.  Under the terms of the Account Purchase Agreement, Insurance Overload sells its receivables to Wells Fargo.  The maximum amount of trade receivables that may be sold at any one time is $5,000,000, for which Wells Fargo will advance 90% of the assigned receivables’ value upon sale, and 10% upon final collection, subject to certain offsets, with interest charged at prime rate plus 2.50%.  The risk Insurance Overload bears from bad debt losses on trade receivables sold is retained by Insurance Overload, and receivables sold which become greater than 90 days old can be charged back to Insurance Overload by Wells Fargo.

On August 27, 2010, in connection with Insurance Overload's entry into the Account Purchase Agreement, each of the Company, Corporate Resource Development Inc., a wholly-owned subsidiary of the Company (“CRD”), Insurance Overload, and Robert Cassera executed a Continuing Guaranty in favor of Wells Fargo.  The Continuing Guaranty provides that each of the Company, CRD, Insurance Overload and Robert Cassera unconditionally guarantees the obligations of Insurance Overload under the Account Purchase Agreement, as well as any future obligations of any other direct or indirect subsidiary of the Company with respect to future extensions of credit by Wells Fargo to any such entities.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information contained in Item 1.01 to this Current Report on Form 8-K under the heading “Acquisition of Tri-Overload Staffing Inc.” is incorporated herein by reference.

Item 2.03             Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 to this Current Report on Form 8-K under the heading “Account Purchase Agreement” is incorporated herein by reference.

Item 3.02             Unregistered Sale of Equity Securities.

The information contained in Item 1.01 to this Current Report on Form 8-K under the heading “Acquisition of Tri-Overload Staffing Inc.” is incorporated herein by reference.

3

Item 8.01	Other Events.

On September 1, 2010, the Company issued a press release announcing the acquisition of Tri-Overload.  A copy of the Company’s press is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The Company will file the historical financial statements required by Item 9.01(a) by amendment not later than 71 calendar days after the date on which this Current Report on Form 8-K must be filed.

(b) Pro Forma Financial Information.

The Company will file any pro forma financial information required by Item 9.01(b) by amendment not later than 71 calendar days after the date on which this Current Report on Form 8-K must be filed.

(d) Exhibits.

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of August 27, 2010, by and among TS Staffing Corp., Tri-Overload Staffing Inc., Corporate Resource Services, Inc. and Insurance Overload Acquisition Corp.

10.1	Registration Rights Agreement, dated as of August 27, 2010, by and between Corporate Resource Services, Inc. and TS Staffing Corp.

10.2	Account Purchase Agreement, dated as of August 27, 2010, between Wells Fargo Bank, National Association and Insurance Overload Acquisition Corp.

10.3	Form of Continuing Guaranty made by Corporate Resource Services, Inc. and its affiliates in favor of Wells Fargo Bank, National Association

99.1	Corporate Resource Services, Inc. Press Release, dated September 1, 2010

4

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corporate Resource Services, Inc.

By:	/s/ Jay H. Schecter
Name: Jay H. Schecter
Title: Chief Executive Officer

Dated:  September 1, 2010

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of August 27, 2010, by and among TS Staffing Corp., Tri-Overload Staffing Inc., Corporate Resource Services, Inc. and Insurance Overload Acquisition Corp.

10.1	Registration Rights Agreement, dated as of August 27, 2010, by and between Corporate Resource Services, Inc. and TS Staffing Corp.

10.2	Account Purchase Agreement, dated as of August 27, 2010, between Wells Fargo Bank, National Association and Insurance Overload Acquisition Corp.

10.3	Form of Continuing Guaranty made by Corporate Resource Services, Inc. and its affiliates in favor of Wells Fargo Bank, National Association

99.1	Corporate Resource Services, Inc. Press Release, dated September 1, 2010